As filed with the Securities and Exchange Commission on April 28, 2003

Registration Nos. 333-49000
and 811-9080

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment          [  ]
Post-Effective Amendment No. 3          [X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          [  ]
ACT OF 1940
Amendment No. 7          [X]

Kansas City Life Variable Life Separate Account
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
 (Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
 (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code:
(816) 753-7000

Name and Address of Agent for Service:	Copy to:

William A. Schalekamp	W. Thomas Conner
Kansas City Life Insurance Company	Sutherland Asbill & Brennan LLP
3520 Broadway	1275 Pennsylvania Avenue, N.W.
Kansas City, Missouri 64111-2565	Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [   ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X]   On May 1, 2003, pursuant to paragraph (b) of Rule 485
   [   ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [   ]   On (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:
Individual Flexible Premium Variable Life Insurance Contracts

PROSPECTUS
Individual Flexible Premium Variable Life Insurance Contracts
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
Kansas City Life Insurance Company

Home Office:	Correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your Premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund (“Funds”) as follows:

MFS(R)Variable Insurance TrustSM                                         American Century Variable Portfolios
   MFS Emerging Growth Series                                              American Century VP Capital Appreciation
   MFS Research Series                                                     American Century VP Income & Growth
   MFS Total Return Series                                                 American Century VP International
   MFS Utilities Series                                                    American Century VP Value
   MFS Strategic Income Series                                             American Century VP Ultra
   MFS Bond Series                                                         American Century VP Inflation Protection Fund
                                                                           (Class II)
Federated Insurance Series                                              Dreyfus Variable Investment Fund
   Federated American Leaders Fund II                                      Appreciation Portfolio
   Federated High Income Bond Fund II                                      Developing Leaders Portfolio
   Federated Prime Money Fund II                                        The Dreyfus Stock Index Fund, Inc.
   Federated International Small Company Fund II                        The Dreyfus Socially Responsible Growth Fund, Inc.
J.P. Morgan Series Trust II                                             Calamos Advisors Trust
   JPMorgan U.S. Large Cap Core Equity Portfolio                           Calamos Growth and Income Portfolio
   JPMorgan Small Company Portfolio
   JPMorgan Mid-Cap Value Portfolio                                     A.I.M Variable Insurance Funds
Franklin Templeton Variable Insurance Products Trust                       AIM V.I. Dent Demographic Trends Fund
   Templeton Foreign Securities Fund (Class 2)                             AIM V.I. New Technology Fund
   Franklin Small Cap Fund (Class 2)                                       AIM V.I. Premier Equity Fund
   Franklin Real Estate Fund (Class 2)                                  Seligman Portfolios, Inc.
   Templeton Developing Markets Securities Fund (Class 2)                  Seligman Capital Portfolio(Class 2)
                                                                           Seligman Communications and Information Portfolio (Class 2)
                                                                           Seligman Small-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

        Option A: a level Death Benefit;
        Option B: a Death Benefit that fluctuates with the value of the Contract; and
        Option C: a Death Benefit that increases the more Premiums you pay and the less you withdraw.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient Premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is Dated May 1, 2003.

                                PROSPECTUS CONTENTS

Summary of the Contract

The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value. The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans). We do not guarantee any minimum Contract Value. You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states. This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Sub-account performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

Contract Benefits

Death Benefits

We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

  Death Benefits are available as lump sum or under a variety of payment options.
  The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See “Applying for a Contract,” page 26.)
  There are three Coverage Options available:
  Option A--at least equal to the Specified Amount.
  Option B--at least equal to the Specified Amount plus Contract Value.
  Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. (See page 36.) Option C is only available at issue.
  A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract Death Benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (see “Supplemental and/or Rider Benefits”, page 29.)
  There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue (See “Changes in Coverage Option,” page 36 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.
  We deduct any Loan Balance from the amount payable.

Cash Benefits

  Contract Loans.You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See “Tax Considerations,” page 41.)
  Full Surrender.You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See ""Tax Considerations," page 41.)
  Partial Surrender.Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. Partial surrenders may have adverse tax consequences. (See ""Tax Considerations," page 41.)
  Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value are not taxable transactions.

Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See “Free Look Right to Cancel Contract,” page 27.) During this “free-look” period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See “Premium Allocations and Crediting,” page 26.) For a limited time after requesting an increase in the Contract’s amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium. We guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 33.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “Premiums to Prevent Lapse,” page 34.)

Supplemental Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

  Guaranteed Minimum Death Benefit Rider
  Disability Continuance of Insurance
  Disability Premium Benefit Rider
  Accidental Death Benefit
  Option to Increase Specified Amount
  Spouse's Term Insurance
  Children's Term Insurance
  Other Insured Term Insurance
  Additional Life Insurance Rider Protection
  Maturity Extension Rider
  Accelerated Death Benefit/Living Benefits Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

Illustrations.We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

Contract Risks

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on you Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 ½. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See “Tax Considerations,” page 41.)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

Surrender and Partial Surrender Risks. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender value which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate). (See “Risk of Lapse,” above.) A surrender or partial surrender may have tax consequences.

Loan Risks. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

  A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
  If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks. A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract or the Contract lapses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a representative Contract with a Specified Amount and with an Insured having the characteristics set forth below. These minimum, maximum and representative charges may assist you in understanding the range of possible charges as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you actually pay under the Contract.

------------------------------------------------------------------------------------------------------------
                                             Transaction Fees
------------------------------------------------------------------------------------------------------------
-------------------------------- ---------------------- ----------------------------------------------------
            Charge                  When Charge is                        Amount Deducted
                                       Deducted
-------------------------------- ---------------------- ----------------------------------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                                        Guaranteed Charge1             Current Charge1
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Premium Expense Charge
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
State and Local Tax Charge       Upon  receipt of each  6.35%  of  each   premium  6.35%  of  each  premium
                                 Premium Payment        payment                    payment
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Surrender Charge2
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------

Minimum and Maximum Charge       Upon   surrender   or  $0.00   -   $45.34    per  $0.00   -   $45.34   per
                                 lapse    during   the  $1,000  of the  Specified  $1,000 of the  Specified
                                 first   15   Contract  Amount.                    Amount.
                                 Years (or  during the
                                 15  years   following
                                 an     increase    in
                                 Specified Amount3)
-------------------------------- ---------------------- -------------------------- -------------------------
1/ For each type of charge, the guaranteed charge and the current charge is shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2/ The Surrender charge is based on the Specified Amount when the Contract is issued an varies depending on the Insured’s Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent and in Appendix A and Appendix B.
3/ If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age, sex and smoking class at the time of the increase.

------------------------------------------------------------------------------------------------------------
                                             Transaction Fees
------------------------------------------------------------------------------------------------------------
-------------------------------- ---------------------- ----------------------------------------------------
            Charge                  When Charge is                        Amount Deducted
                                       Deducted
-------------------------------- ---------------------- ----------------------------------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                                        Guaranteed Charge4             Current Charge
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Charge  for a 42 year  old male  Upon   surrender  or   $11.29 per $1,000 of the     $11.29 per $1,000 of
Preferred   Non-Smoker   and  a  lapse    during   the      Specified Amount         the Specified Amount
Contract    with   a   $400,000  first   15   Contract
Specified   Amount  during  the  years (or  during the
first Contract Year              15  years   following
                                 an     increase    in
                                 Specified Amount3)
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Partial Surrender Fee            Upon   each   partial  The  lesser  of 2% of the  The  lesser of 2% of the
                                 surrender              amount   surrendered   or  amount   surrendered  or
                                                        $25.                       $25.
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Transfer Processing Fee
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                 Upon   the   first  6  No Charge                  No Charge
                                 transfers     in    a
                                 Contract year
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                 Upon  each   transfer  $25 per transfer           $25 per transfer
                                 over 6 in a  Contract
                                 year
-------------------------------- ---------------------- -------------------------- -------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

---------------------------------------------------------------------------------------------------------------------------------------
                                       Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ---------------------------- -------------------------------------------------------------------
               Charge                    When Charge is Deducted                             Amount Deducted
-------------------------------------- ---------------------------- -------------------------------------------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
                                                                          Guaranteed Charge                  Current Charge
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Cost of Insurance:4
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge             On the Allocation  Date and  $.06 - $24.37 per $1,000 of      $.06 - $38.50 per $1,000 of net
                                       each  Monthly   Anniversary  net amount at risk5 per month    amount at risk per month
                                       Day
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Charge   for  a  42  year   old  male  On the Allocation  Date and  $0.23 per $1,000 of net amount   $0.22 per $1,000 of net amount
Preferred  Non-Smoker  and a Contract  each  Monthly   Anniversary  at risk per month                at risk per month
with  a  $400,000   Specified  Amount  Day
during the first Contract Year
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Monthly Expense Charge6
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Maintenance Charge                     On the  Contract  Date  and  $7.50 per month                   $7.50 per month
                                       on       each       Monthly
                                       Anniversary Day
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Per Thousand Charge                    On the  Contract  Date  and   $0.05 per $1,000 of Specified        No Charge
                                       on       each       Monthly  Amount per month
                                       Anniversary Day
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Mortality and Expense Risk Charge      Daily                        Annual  rate  of  0.50%  of the  Annual   rate  of  0.50%  of  the
                                                                    average  daily  net  assets  of  average  daily net assets of each
                                                                    each    Subaccount    you   are  Subaccount you are invested in
                                                                    invested in
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Loan Interest Charge7                  At   the    end   of   each    2%                               2%
                                       Contract Year
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
4/ Cost of insurance charges vary based on the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent.. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home office.
5/ The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract value.
6/ The monthly expense charge is the sum of the Maintenance Charge and the Per Thousand Charge.
7/ The maximum guaranteed net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on Indebtness (6.0%) and the amount credited to the loan Amount (4.0%)

---------------------------------------------------------------------------------------------------------------------------------------
                                       Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------- -------------------------------------------------------------------
                Charge                    When Charge is Deducted                            Amount Deducted
---------------------------------------- -------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
                                                                          Guaranteed Charge                  Current Charge
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Optional Rider Charges8
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Guaranteed Minimum Death Benefit Rider
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.00  -  $0.47 per   $1,000 of  $0.00 - $0.32 per $1,000 of rider
                                         date and on each  Monthly  rider coverage amount per month  coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.05   per   $1,000  of  rider  $0.02   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Disability Continuance of Insurance
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.00  -  $0.47 per  $1,000  of  $0.00 - $0.32 per $1,000 of rider date and on each  Monthly  rider coverage amount per month  coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.05   per   $1,000  of  rider  $0.02   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Disability Premium Benefit Rider
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.08 -  $0.32  per  $1,000  of  $0.05  -  $0.11  per   $1,000  of
                                         date and on each  Monthly  rider coverage amount per month  rider coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.11   per   $1,000  of  rider  $0.05   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Accidental Death Benefit
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.00 -  $0.16  per  $1,000  of  $0.00  -  $0.16  per   $1,000  of
                                         date and on each  Monthly  rider coverage amount per month  rider coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.10   per   $1,000  of  rider  $0.10   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Option to Increase Specified Amount
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.05-   $0.18  per  $1,000  of  $0.05-  $0.18 per $1,000 of rider
                                         date and on each  Monthly  rider coverage amount per month  coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.18   per   $1,000  of  rider  $0.18   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Spouse's Term Insurance
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.00 -  $2.18  per  $1,000  of  $0.00  -  $2.18  per   $1,000  of
                                         date and on each  Monthly  rider coverage amount per month  rider coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $1.64   per   $1,000  of  rider  $1.64   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Children's Term Insurance                On   rider's    effective  $0.54  per  $1,000  of           $0.54  per   $1,000  of
                                         date and on each  Monthly  rider coverage amount per month  rider coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Other Insured Term Insurance
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge               On   rider's    effective  $0.07 -  $3.40  per  $1,000  of  $0.07  -  $3.40  per   $1,000  of
                                         date and on each  Monthly  rider coverage amount per month  rider coverage amount per month
                                         Anniversary Day
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
Charge   for  a  42   year   old   male  On   rider's    effective  $0.20   per   $1,000  of  rider  $0.20   per   $1,000   of   rider
Preferred  Non-Smoker  and  a  Contract  date and on each  Monthly  coverage amount per month        coverage amount per month
with  a   $400,000   Specified   Amount  Anniversary Day
during the first Contract Year
---------------------------------------- -------------------------- -------------------------------- ----------------------------------
8/ Charges for most of the riders vary based on individual characteristics such as the Insured’s issue or actual age, sex, and risk class, and may vary based on Contract year and base Specified Amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

---------------------------------------------------------------------------------------------------------------------------------------
                                       Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ---------------------------- -------------------------------------------------------------------
               Charge                    When Charge is Deducted                             Amount Deducted
-------------------------------------- ---------------------------- -------------------------------------------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
                                                                          Guaranteed Charge1                  Current Charge1
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Additional Life Insurance Rider
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Minimum and Maximum Charge             On rider's  effective  date  $0.05 - $12.41  per  $1,000  of  $0.06  -  $12.41  per  $1,000  of
                                       and   on    each    Monthly  rider coverage amount per month  rider coverage amount per month
                                       Anniversary Day
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Charge   for  a  42  year   old  male  On rider's  effective  date  $0.21   per   $1,000  of  rider  $0.21   per   $1,000   of   rider
Preferred  Non-Smoker  and a Contract  and   on    each    Monthly  coverage amount per month        coverage amount per month
with  a  $400,000   Specified  Amount  Anniversary Day
during the first Contract Year
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Maturity Extension Rider                          N/A               No Charge                        No Charge
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------
Accelerated   Death    Benefit/Living             N/A               No Charge                        No Charge
Benefits Rider
-------------------------------------- ---------------------------- -------------------------------- ----------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts".

The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses:

--------------------------------------------------------------- ------------------- ----- ------------------
                                                                     Minimum                   Maximum
                                                                     -------                   -------
--------------------------------------------------------------- ------------------- ----- ------------------
--------------------------------------------------------------- ------------------- ----- ------------------
Total Annual Portfolio Operating Expenses (expenses that are          0.27%           -         8.19%
deducted from Portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------- ------------------- ----- ------------------

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES9
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

  ---------------------------------------------------------------------------------------------------------------------------
 Portfolio                              Management   12b-1 Fees/     Other        Total         Expenses          Total
                                           Fees      Service Fees   Expenses    Portfolio     Reimbursement     Portfolio
                                                                                 Annual                          Annual
                                                                                Expenses                      Expenses After
                                                                                                               Reimbursement
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
 MFS® Variable Insurance TrustSM
 ---------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth Series              0.75%          NA         0.11%       0.86%11/          NA              NA
 MFS Research Series                     0.75%          NA         0.12%       0.87%11/          NA              NA
 MFS Total Return Series                 0.75%          NA         0.11%        0.86%            NA              NA
 MFS Utilities Series                    0.75%          NA         0.19%       0.94%11/          NA              NA
 MFS Strategic Income Series             0.75%          NA         0.35%        1.10%           0.20%         0.90%12/
 MFS Bond Series                         0.60%          NA         0.32%        0.92%           0.17%         0.75%12/
 ---------------------------------------------------------------------------------------------------------------------------
 American Century® Variable Portfolios
 ---------------------------------------------------------------------------------------------------------------------------
 American     Century    VP    Capital   1.00%          NA         0.00%       1.00%13/          NA              NA
 Appreciation
 American Century VP Income & Growth     0.70%          NA         0.00%       0.70%13/          NA              NA
 American Century VP International       1.30%          NA         0.01%       1.31%13/          NA              NA
 American Century VP Value               0.95%          NA         0.00%       0.95%13/          NA              NA
 American Century VP Ultra®              1.00%          NA         0.00%       1.00%13/          NA              NA
 American    Century   VP    Inflation   0.51%         0.25%       0.00%       0.76%13/          NA              NA
 Protection Fund (Class II)
 ---------------------------------------------------------------------------------------------------------------------------
 Federated Insurance Series
 ---------------------------------------------------------------------------------------------------------------------------
 Federated  American  Leaders  Fund II 14/  0.75%         0.50%       0.13%        1.38%           0.25%         1.13%
 Federated  High  Income  Bond Fund II 14/  0.60%         0.50%       0.17%        1.27%           0.27%         1.00%
 Federated Prime Money Fund II              0.50%         0.25%       0.14%        0.89%           0.25%         0.64%
 Federated     International     Small      1.25%         0.50%       6.44%        8.19%           6.41%         1.78%
 Company Fund II Corporation 14/
 ---------------------------------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment Fund
 ---------------------------------------------------------------------------------------------------------------------------
 Appreciation Portfolio                0.75%          NA         0.03%        0.78%            NA              NA
 Developing Leaders Portfolio          0.75%          NA         0.06%        0.81%            NA              NA
 ---------------------------------------------------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc.        0.25%          NA         0.02%        0.27%            NA              NA
 --------------------------------------
 The Dreyfus Socially Responsible      0.75%          NA         0.03%        0.78%            NA              NA
 Growth Fund, Inc.
 ---------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
 --------------------------------------
 JPMorgan  U.S.  Large Cap Core Equity 0.35%          NA         0.50%        0.85%            NA              NA
 Portfolio
 JPMorgan Small Company Portfolio      0.60%          NA         0.56%        1.16%            NA              NA
 JPMorgan Mid-Cap Value Portfolio      0.70%          NA         1.99%        2.69%           1.69%         1.00%15/
 ---------------------------------------------------------------------------------------------------------------------------
 Franklin Templeton Variable
 Insurance Products Trust
 ---------------------------------------------------------------------------------------------------------------------------
 Templeton  Foreign   Securities  Fund 0.70%        0.25%17/     0.20%        1.15%           0.02%         1.13%16/
 (Class 2)
 Franklin Small Cap Fund (Class 2)     0.53%        0.25%17/     0.31%        1.09%           0.05%         1.04%16/
 Franklin Real Estate Fund (Class 2)  0.53%18/      0.25%17/     0.04%        0.82%            NA              NA
 Templeton      Developing     Markets 1.25%        0.25%17/     0.33%        1.83%            NA              NA
 Securities Fund (Class 2)
 ---------------------------------------------------------------------------------------------------------------------------
 Calamos® Advisors Trust
 ---------------------------------------------------------------------------------------------------------------------------
 Calamos Growth and Income Portfolio   0.75%          NA         1.03%        1.78%19/         NA              NA
 ---------------------------------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
 ---------------------------------------------------------------------------------------------------------------------------
 AIM  V.I.  Dent  Demographic   Trends 0.85%          NA         0.58%        1.43%           0.13%         1.30%20/
 Fund (Series I Shares)
 AIM   V.I.   New   Technology    Fund 1.00%          NA         0.71%        1.71%           0.41%         1.30%20/
 (Series I Shares)
 AIM     V.I.      Premier      Equity 0.61%          NA         0.24%        0.85%            NA              NA
 Fund          (Series I Shares)
 ---------------------------------------------------------------------------------------------------------------------------
 Seligman Portfolios, Inc.
 ---------------------------------------------------------------------------------------------------------------------------
 Seligman Capital Portfolio (Class 2)  0.40%         0.25%       0.41%        1.06%           0.01%         1.05%21/
 Seligman      Communications      and 0.75%         0.25%       0.23%        1.23%            NA              NA
 Information Portfolio (Class 2)
 Seligman  Small-Cap  Value  Portfolio 1.00%         0.19%       0.18%        1.37%            NA              NA
 (Class 2)
 ---------------------------------------------------------------------------------------------------------------------------
9/ These expenses are deducted directly from the assets of the underlying mutual fund Portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund provided the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown. See the Portfolio’s prospectus for more complete information.
10/ Not used.
11/ Each series has an expense offset arrangement which reduces the series´ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series´ expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal:
                                                     0.85% for Emerging Growth Series

                                                        0.86% for Research Series

                                                        0.93% for Utilities Series
12/ MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series´ “Other Expenses” (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
                                           0.15% Strategic Income Series 0.15% for Bond Series
13/ The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services provided to the American Century VP Inflation Protection Fund (Class II) the manager receives an fee of 0.28% for the first $1 billion and 0.22% for the next $1 billion, since the fund was not in operation for the full fiscal year ended December 31,2002.
14/ The Fund did not pay or accrue a shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2002. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2003. Accordingly, while the Shareholder service fee is reflected as a deduction in the fee table, the fee is offset by a “waiver of fund expenses.”
15/ The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.
16/ The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
17/ The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.
18/ The Fund administration fee is paid indirectly through the management fee
19/ Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Portfolio Annual Expenses are limited to 1.00% of the portfolio’s average net assets. As of May 31, 2003 the fee waiver and/or reimbursement will no longer be in effect.
20/ The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
21/ The manager of Seligman Capital Portfolio has voluntarily agreed to reimburse “Other Expenses” of the Portfolio to the extent that it exceeds 0.40% per annum of average daily net assets.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Fixed Account

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, butrestrictions may apply. (See “Transfer Privilege, page 28.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

MFS(R)Variable Insurance TrustSM

         MFS Emerging Growth Series (Manager: MFS Investment Management(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Research Series (Manager: MFS Investment Management(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

         MFS Total Return Series (Manager: MFS Investment Management(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

         MFS Utilities Series (Manager: MFS Investment Management(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

         MFS Strategic Income Series (Manager: MFS Investment Management(R)) Formerly known as MFS Global Governments Series. The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

         MFS Bond Series (Manager: MFS Investment Management(R)). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

American Century® Variable Portfolios

         American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP Income & Growth (Manager: American Century Investment Management, Inc.).American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

         American Century VP International (Manager: American Century Investment Management, Inc.).The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

         American Century VP Value (Manager: American Century Investment Management, Inc.).American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

         American Century VP Ultra (Manager: American Century Investment Management, Inc.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

         American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Federated Insurance Series

         Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

         Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

         Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

         Developing Leaders Portfolio (formerly known as, Small Cap Portfolio) (Manager: The Dreyfus Corporation). Seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its assets in the stocks of small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their capitalization grow, and thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible securities, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates).

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R)in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation).

Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

         JPMorgan U.S. Large Cap Core Equity Portfolio (formerly know as JPMorgan U.S. Disciplined Equity Portfolio) (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Mid-Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan The Portfolio seeks to provide long-term growth from mid-capitalization stocks.

Franklin Templeton Variable Insurance Products Trust

         Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the emerging market investments, primarily equity securities of companies located outside the United States.

         Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell® 2000 Index; whichever is greater, at the time of purchase. The Funds's manager invests in small companies that is believes are undervalued.

         Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector. The Fund invests primarily in equity real estate investment trusts (REITs).

         Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market, primarily equity securities.

Calamos Advisors Trust

         Calamos Growth and Income Portfolio (formerly known as Calamos Convertible Portfolio) (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc.). Formerly known as AIM V.I. Value Fund. The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

         Seligman Small-Cap Value Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets, in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  de-register it under that Act if registration is no longer required; or
  combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We deduct a 6.35% Premium expense charge from each Premium. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium expense charge.

State premium tax rates vary from state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Processing Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See “Premium Allocations and Crediting,” page 27) The Monthly Deduction consists of:

(1)  cost of insurance charges;

(2)  monthly expense charges; and

(3)  any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

           Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured’s Age at issue, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

  Standard Tobacco User
  Preferred Tobacco User
  Standard Non-tobacco User
  Preferred Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted). If you have chosen Coverage Option A or Coverage Option C for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY - Determining the Contract Value" page 34, for an explantion of the factors that affect Contract Value). If you have chosen Option B for your Death Benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

           Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See “Supplemental and/or Rider Benefits,” page 29) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured’s risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract’s total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract’s total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract’s total net amount at risk to the existing Specified Amount. (For example, if the Contract’s Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract’s total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

           Monthly Expense Charge. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Determination of Contract Date," page 26) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1)      a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.
(2)      a per thousand charge which is guaranteed never to exceed $0.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 29)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The charge is at an annual rate of 0.50% of net assets. The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each telephone request or Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Surrender Charge

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured’s issue Age (as shown in Appendix B). We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

  Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
  if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 15th Contract Year, there will be no surrender charge.

Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

Fund Expenses

The Funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Other Tax Charge

We currently assess a charge to cover income and Premium taxes incurred as a result of the operations of the Subaccount. We reserve the right to assess increased charges for additional taxes against the Subaccounts based on future changes in tax codes.

THE CONTRACT

Purchasing a Contract

This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

Who Should Purchase a Contract

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract’s long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

Applying for a Contract

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement. (See “PREMIUMS,” page 32)

We require satisfactory evidence of the proposed Insured’s insurability, which may include a medical examination. The currently available issue Ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis. (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.) We reserve the right to issue above age 80. Age is determined on the Contract Date based on the Insured’s Age last birthday. The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue Ages 50 and above. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured’s death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See “Tax Considerations,” page 41)

Ownership

The Insured is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Insured’s death.

Change of Ownership

You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

Determination of Contract Date

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium With Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your “free-look” period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires 10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 44) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won’t credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we allow only one transfer each Contract Year from the Fixed Account;
  the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
  we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 44)

An excessive number of transfers, including short-term “market timing” transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain. We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

  we have completed the designated number of transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins. We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a change in allocation at that time; or
  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1)        make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2)        assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3)        reflect a change in the operation of the Variable Account; or

(4)        provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Guaranteed Minimum Death Benefit Rider (GMDB)
Issue Ages: Same as Contract; only available at issue

This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

There is no charge for this rider, but it must be requested at issue of the Contract.

The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

(1)    terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or

(2)    pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

If one of the above options are not selected, we will terminate your Contract and all riders.

If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:

(1)    a Written Request to reinstate the rider;

(2)    evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and

(3)    payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

We have the right to deny reinstatement of the rider more than once during the life of the Contract.

This benefit terminates on the earlier of:

(1)    the date the contract terminates for any reason;

(2)    the date you cancel this rider;

(3)    the Insured's Age 65; or

(4)    when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.

Disability Continuance of Insurance (DCOI)

Issue Ages: 15-55, renewal through age 59

This rider covers the Contract’s Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue Ages: 15-55, renewal through 59

This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

Accidental Death Benefit (ADB)

Issue Ages: 5-60 This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue Ages: 0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

Spouse's Term Insurance (STI)

Issue Ages: 15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured’s spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse’s attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue Ages: 14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child’s attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

Other Insured Term Insurance (OI)

Issue Ages: 0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured’s spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Additional Life Insurance Rider (ALI)

Issue Ages: 0-80

This rider provides level yearly renewable term coverage on the Insured, which counts towards the Death Benefit corridor. The minimum issue limit is $25,000. The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount. This term insurance may be converted to a new permanent contract at any time the rider is in force without evidence of insurability. If the contract has Accidental Death Benefit coverage, it is also available on this rider.

Maturity Extension Rider (MER)

Issue Ages: No restrictions

This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue Ages: No restrictions

This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract’s Death Benefit Proceeds (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:

* Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
* Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

Under both options, the Death Benefit Proceeds and associated values will be reduced at the time the benefit is initially calculated.

We can furnish you details about the amount of accelerated Death Benefit Proceeds available to you if you are eligible and the adjusted Premiums that would be in effect if less than the entire Death Benefit Proceeds are accelerated.

When you request an acceleration of a portion of the Death Benefit Proceeds under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.

You are not eligible for this benefit if you are required by law or a government agency to:

(1)    exercise this option to satisfy the claims of creditors, or

(2)    exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit.(See “Tax Considerations,” page 44”).

There is no charge for this rider.

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract’s Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for non-tobacco users and one risk class for tobacco users. The non-tobacco cost of insurance rates for this rider are generally between the Contract’s preferred and standard non-tobacco rates. The tobacco cost of insurance rates are near the Contract’s tobacco rates. The cost of insurance rates for the Additional Life Insurance Rider are generally lower than the Contract’s rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

PREMIUMS

Premiums

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will establish a Planned Premium amount set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may make additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract.

         Minimum Premium Amounts. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make. (See "Planned Premiums," below.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

         Maximum Premium Information. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 41)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test” as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See “Tax Considerations” page 41)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See “ALLOCATIONS AND TRANSFERS,” page 27)

         General Premium Information. We will not accept Premiums after the Maturity Date. You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 38)

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

         Planned Premiums. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See “Premiums to Prevent Lapse,” page 34, and “Guaranteed Payment Period and Guaranteed Monthly Premium,” below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

         Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

  the amount of accumulated Guaranteed Monthly Premiums in effect; and
  additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

  re-calculate the Guaranteed Monthly Premium;
  notify you of the new Guaranteed Monthly Premium; and
  amend your Contract to reflect the change.

         Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period. We will notify you of the new Guaranteed Monthly Premium for this period. If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Changes in Specified Amount," page 37)

Premiums to Prevent Lapse

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

         After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

         During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:

  there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
  the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," above)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

  the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
  enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

         Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 36) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See "Reinstatement," page 41)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See “Premiums to Prevent Lapse,” page 34) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 33, and “Grace Period,” page 34) However, we also offer an optional Guaranteed Minimum Death Benefit Rider which guarantees the Death Benefit provided certain requirements are met. (See “Supplemental and/or Rider Benefits,” page 29)

Bonus on Contract Value in the Variable Account

We may credit a bonus on amounts in the Variable Account that exceed $25,000. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month. We pay these bonus amounts out of the savings we derive from the higher values of the contract and the contracts that have been in force for longer periods of time. We do not guarantee that we will credit the bonus.

Determining the Contract Value

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

  performance of the selected Subaccounts;
  interest credited on amounts allocated to the Fixed Account;
  interest credited on amounts in the Loan Account;
  charges;
  transfers;
  partial surrenders; and
  loans and loan repayments.

         Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

  we take the allocated portion of the Monthly Deduction from the Subaccount;
  you make a loan;
  you transfer an amount from the Subaccount; or
  you take a partial surrender ( including the partial surrender fee) from the Subaccount.

         Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

         Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

         Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

  all Premiums allocated to the Fixed Account; plus
  any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus interest credited on such Premiums and amounts transferred; less the amount of any transfers from the Fixed Account; less
  the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

         Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

  amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance. (See “Surrendering the Contract for Cash Surrender Value,” page 38)

Company Holidays

We are closed on the following holidays: New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured’s death. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See “Payment of Proceeds,” page 40) or, if you prefer, under a payment option, (See “Payment Options,” page 40) we will pay the Death Benefit Proceeds to the beneficiary. (See “Selecting and Changing the Beneficiary,” page 38)

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the following:

  the Death Benefit under the Coverage Option selected calculated on the date of the Insured’s death; plus any supplemental and/or rider benefits; plus
  any cost of insurance charges deducted beyond the date of death; minus any Loan Balance on that date; minus
  any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the Death Benefit, regardless of the performance of the Subaccounts. (See “Supplemental and/or Rider Benefits,” page 29)

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable.

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured’s death to the date of payment.

Coverage Options

You may choose one of three Coverage Options, which will be used to determine the Death Benefit:

  Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
  Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.
  Option C: Death Benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more premiums you pay and the less you withdraw, the larger the death benefit will be.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations contained in the Statement of Additional Information.

Under all three Coverage Options we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The “applicable percentage” is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages below 50 and $50,000 for issue Ages 50 and above. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A. The new Specified Amount will be the Death Benefit as of the effective date of the change. The Death Benefit will remain the same. The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option C. Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability. The Specified Amount does not change. The new Death Benefit will be the Specified Amount plus the Contract Value as of the effective date of change. The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A change in Coverage Option may have tax consequences. (See “Tax Considerations,” page 39) You should consult a tax adviser before changing the Coverage Option.

Changes in Specified Amount

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences. You should consult a tax adviser before changing the Specified Amount.

         Decreases.We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium (See “Surrender Charge,” page 25)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

  to help ensure compliance with the guideline premium limitations;
  if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
  if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

         Increases. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.) In addition, the Insured’s Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

  a change in Planned Premiums may be advisable. (See “Premiums Upon Increase in Specified Amount,” page 34); and
  if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 32) The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See “Surrender Charge,” page 23) For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract’s “free look” provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See “Free Look Right to Cancel Contract,” page 25)

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary’s consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 44) The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send Loan Proceeds to you, usually within seven calendar days. (See “Payment of Proceeds,” page 39)

         Interest. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

         Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

         Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan may be available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

         Loan Repayment. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

         Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 39, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 34)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See “Premiums to Prevent Lapse,” page 32

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See “Surrender Charge,” page 23) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See “Payment of Proceeds,” page 39) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See “Payment Options,” page 38) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See “Tax Considerations,” page 39)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 53) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See “Partial Surrender Fee,” page 24) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. Partial surrenders may have adverse tax consequences. (See “Tax Considerations,” page 39)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We have the right to reject a partial surrender request if:

  the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
  the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the Death Benefit. We will process partial surrender requests as of the date we receive your Written Request or request by telephone and generally we will make payment within seven calendar days. (See “Payment of Proceeds,” page 39)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured’s 100th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

         Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

         Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

         Option 4: Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

         Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

         Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

         Choice of Options. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefits after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under settlement options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

Payment of Proceeds

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

         Generations Legacy Account. We will pay Death Benefit Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Death Benefit Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

Tax Considerations

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premiums and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

         In General. We believe that the Death Benefit under a Contract should generally be excludible from the gross income of the beneficiary.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. In general, a Contract will be classified as a Modified Endowment Contract if the amount of premiums paid into the Contract causes the Contract to fail the “7-pay test.” A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.
(2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

         Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

         Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

         Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

         Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

         Accelerated Death Benefit/Living Benefits Rider. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under this rider.

         Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to tax shelters.

         Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

         Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts). We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

We have entered into an Underwriting Agreement with Sunset Financial Services, Inc. (“Sunset Financial”) for the distribution and sale of the Contracts. Sunset Financial is affiliated with us. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers who in turn may sell the Contracts through their sales representatives.

We pay commissions for the sale of the Contracts. Sunset Financial may pay registered representatives commissions on a Contract they sell based on the Premiums paid. The maximum first year commission that may be paid is 85% of a portion of the Premium payment. The maximum commissions payable for sales through Sunset Financial’s sales representatives are: 85% of premiums up to the target premium and 2% of premiums above that amount paid in the first Contract year; 3% of target premium in Contract years 2 through 7; and 2% of target premium paid thereafter. When policies are sold through other broker dealers that have entered into selling agreements with Sunset Financial Services, the commission paid to such broker dealers on behalf of their representatives will not exceed the amounts described above payable by Sunset Financial to its representatives. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding Contract year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. Sunset Financial and other selling broker-dealers will share commissions and additional amounts received for sales of the Contracts with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Also, Sunset Financial receives 0.25% quarterly in the form of 12b-1 fees from American Century, Federated Insurance, Franklin Templeton Fund and Seligman. Class 2 shares of the Franklin Templeton Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

Telephone, Facsimile, Electronic Mail and Internet Authorizations

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Financial Statements

Kansas City Life’s financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The financial statements for the Variable Account can also be viewed at www.kclife.com.

DEFINITIONS
Accumulation Unit                          An accounting unit used to measure the net investment results of each of the Subaccounts.

Age                                        The  Insured's  age on his/her  last  birthday as of or on each  Contract  Anniversary.  The
                                           Contract is issued at the Age shown in the Contract.

Allocation Date                            The date we apply your initial  Premium to your  Contract.  We allocate  this Premium to the
                                           Federated Prime Money Fund II Subaccount where it remains until the  Reallocation  Date. The
                                           Allocation  Date is the  later  of the  date we  approve  your  application  or the  date we receive the initial Premium at our Home Office.

Beneficiary                                The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value                       The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary                       The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                              The date on which  coverage  takes effect.  Contract  Months,  Years and  Anniversaries  are measured from the Contract Date.

Contract Value                             Measure  of the value in your  Contract.  It is the sum of the  Variable  Account  Value and
                                           the Fixed Account Value which includes the Loan Account Value.

Contract Year                              Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options                           Death Benefit options  available  which affect the calculation of the Death Benefit.  Option
                                           A  provides a Death  Benefit at least  equal to the  Specified  Amount.  Option B provides a
                                           Death  Benefit at least equal to the  Specified  Amount plus the  Contract  Value.  Option C provides a Death Benefit at least equal to the Specified  Amount plus Premiums  paid,  minus the amount of any partial surrenders.

Death Benefit Proceeds                     The amount of Proceeds payable upon the Insured's death.

Fixed Account Value                        Measure of value accumulating in the Fixed Account.

Grace Period                               A 61-day  period we provide  when there is  insufficient  value in your  Contract  and after which the Contract will terminate  unless you pay additional  Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium                 A Premium  amount which when paid  guarantees  that your  Contract will not lapse during the
                                           Guaranteed Payment Period.

Guaranteed Payment Period                  The period of time during which we guarantee  that your  Contract  will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office                                3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

Insured                                    The person whose life we insure under the Contract.

Lapse                                      Termination  of the Contract  because  there is not enough  value in the  Contract  when the
                                           Grace Period ends.

Loan Account                               Used to track loan amounts and accrued interest.  It is part of the Fixed Account.

Loan Account Value                         Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance                               The sum of all outstanding Contract loans plus accrued interest.

Maturity Date                              The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day                    The day of each  month on which we make the  Monthly  Deduction.  It is the same day of each month as the  Contract  Date,  or the last day of the month for those months not having such a day.

Monthly Deduction                          The amount we deduct from the Contract  Value to pay the cost of insurance  charge,  monthly expense charge,  any applicable  increase  expense charge,  and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor                      An index used to measure  Subaccount  performance.  Calculation of the Net Investment Factor is described on page 34.

Owner, You, Your                           The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums                           The amount and  frequency  of  Premiums  you chose to pay in your last  instructions  to us.
                                           This is the amount we will bill you.  It is only an  indication  of your  preferences  as to future Premiums.

Premium (s)                                The  amount(s)  you pay to purchase the  Contract.  It includes  both  Planned  Premiums and
                                           Unscheduled Premiums.

Proceeds                                   The total amount we are obligated to pay.

Reallocation Date                          The date on which the Contract  Value we initially  allocated to the  Federated  Prime Money
                                           Fund II  Subaccount on the  Allocation  Date is allocated to the  Subaccounts  and/or to the
                                           Fixed Account.  We allocate the Contract Value based on the Premium  allocation  percentages you  specify in the  application.  The  Reallocation  Date is 30 days  after the  Allocation
                                           Date.

Specified Amount                           The amount of  insurance  coverage on the  Insured.  The actual  Death  Benefit  will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts                                The  divisions  of the Variable  Account.  The assets of each  Subaccount  are invested in a portfolio of a designated mutual fund.

Subaccount Value                           Measure of the value in a particular Subaccount.

Unscheduled Premium                        Any Premium other than a Planned Premium.

Valuation Day                              Each day on which the New York Stock Exchange is open for business.

Valuation Period                           The interval of time  beginning at the close of business on one  Valuation Day and ending at the  close of  business  on the next  Valuation  Day.  Close of  business  occurs  at 3 p.m.
                                           Central Standard Time.

Variable Account Value                     The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us                                Kansas City Life Insurance Company.

Written Notice/Written Request             A written  notice or  written  request  in a form  satisfactory  to us that is signed by the
                                           Owner and received at the Home Office.

                                                              Appendix A
                                                   Initial Surrender Charge Factors

                                                    Per $1,000 of Specified Amount

------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
 Issue Age     Female      Male     Issue Age   Female       Male     Issue Age   Female      Male     Issue Age    Female      Male
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     0          6.02       6.45        23        12.77      13.68        46        23.84      27.25       69        42.53       42.85
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     1          6.02       6.45        24        13.26      14.21        47        24.05      27.49       70        42.97       42.97
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     2          6.02       6.45        25        13.78      14.76        48        24.29      27.76       71        43.26       43.60
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     3          6.02       6.45        26        14.39      15.42        49        24.56      28.06       72        43.43       43.78
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     4          6.02       6.45        27        15.05      16.13        50        24.86      28.42       73        43.47       43.83
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     5          6.02       6.45        28        15.76      16.89        51        25.23      28.83       74        43.76       44.12
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     6          6.52       6.99        29        16.51      17.69        52        25.65      29.31       75        43.92       44.28
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     7          6.99       7.49        30        16.69      18.54        53        26.15      29.89       76        44.07       44.43
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     8          7.42       7.95        31        17.47      19.41        54        26.73      30.54       77        44.21       44.58
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     9          7.83       8.39        32        18.24      20.27        55        27.30      31.20       78        44.34       44.71
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     10         8.22       8.81        33        19.01      20.42        56        28.01      32.02       79        44.46       44.84
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     11         8.58       9.20        34        19.74      21.20        57        28.83      32.94       80        44.58       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     12         8.93       9.57        35        20.40      21.91        58        29.74      33.98       81        44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     13         9.28       9.95        36        20.78      22.49        59        30.76      35.15       82        44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     14         9.62       10.31       37        21.38      22.97        60        31.89      36.45       83        44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     15         9.94       10.65       38        21.76      23.37        61        33.14      37.87       84        43.75       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     16         10.26      11.00       39        22.06      24.35        62        34.48      39.41       85        43.25       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     17         10.58      11.34       40        22.29      24.77        63        35.97      41.10
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     18         10.91      11.69       41        23.28      24.95        64        37.56      41.59
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     19         11.23      12.03       42        23.41      25.08        65        39.27      41.79
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     20         11.56      12.39       43        23.49      25.17        66        40.45      42.21
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     21         11.93      12.78       44        23.58      25.26        67        41.25      42.46
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
     22         12.33      13.22       45        23.66      27.04        68        41.96      42.58
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------

                                                              Appendix B
                                    Surrender Charge Percentages of Initial Surrender Charge Factor

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        Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
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         Do not grade between Years 15-16
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                               Ages-------->
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                 Year        0-15        16-45        46-50       51-55       56-60        61-65       66-70        71+
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                   1          50%         45%          50%         65%         75%          85%         95%         100%
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                   2          75%         73%          75%         83%         88%          93%         98%         100%
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                   3         100%         100%        100%        100%         100%        100%        100%         100%
-----------------------------------------------------------------------------------------------------------------------------------------
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                   4         100%         100%        100%        100%         100%        100%        100%         100%
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                   5         100%         100%        100%        100%         100%        100%        100%         100%
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                   6          90%         90%          90%         90%         90%          90%         90%         90%
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                   7          80%         80%          80%         80%         80%          80%         80%         80%
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                   8          70%         70%          70%         70%         70%          70%         70%         70%
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                   9          60%         60%          60%         60%         60%          60%         60%         60%
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-----------------------------------------------------------------------------------------------------------------------------------------
                  10          50%         50%          50%         50%         50%          50%         50%         50%
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                  11          40%         40%          40%         40%         40%          40%         40%         40%
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                  12          32%         32%          32%         32%         32%          32%         32%         32%
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                  13          24%         24%          24%         24%         24%          24%         24%         24%
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                  14          16%         16%          16%         16%         16%          16%         16%         16%
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                  15          8%           8%          8%          8%           8%          8%          8%           8%
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                  16+         0%           0%          0%          0%           0%          0%          0%           0%
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Statement of Additional Information table of contents
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                          3

ADDITIONAL CONTRACT INFORMATION                                                 3

         Specialized Uses of the Contract                                       3

         Incontestability                                                       3

         Suicide Exclusion                                                      3

         Misstatement of Age or Sex                                             3

         Assignment                                                             3

         Reduced Charges for Eligible Groups                                    3

ADDITIONAL PREMIUM INFORMATION                                                  4

         Generally                                                              4

         Planned Premium Payments                                               4

         Premium Payments to Prevent Lapse                                      4

UNDERWRITERS                                                                    4

         Underwriting Requirements                                              4

         Sales of the Contract                                                  5

PERFORMANCE DATA                                                                7

         Yields and Total Returns                                               7

         Money Market Subaccounts Yields                                        7

         Total Returns                                                          8

OTHER INFORMATION                                                              11

         Resolving Material Conflicts                                          11

         Minimum Guaranteed and Current Interest Rates                         11

         Delay of Payment                                                      12

         Legal Considerations Relating to Sex-Distinct Premiums and Benefits   12

         Experts                                                               12

         Legal Matters                                                         12

         Additional Information                                                12

         Financial Statements                                                  13

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life , including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

Kansas City Life Insurance Company
3520 Broadway
P.O. Box 219364
Kansas City, Missouri 64121-9364
(800) 616-3670

Statement Of Additional Information
Kansas City Life Variable Life Separate Account
Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the “Contract”) we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2003.

                                                  STATEMENT OF ADDITIONAL INFORMATION

                                                           TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE.............................................2
------------------------------------------------------
ADDITIONAL CONTRACT INFORMATION....................................................................2
-------------------------------
   Specialized Uses of the Contract................................................................2
   --------------------------------
   Incontestability................................................................................2
   ----------------
   Suicide Exclusion...............................................................................2
   -----------------
   Misstatement of Age or Sex......................................................................2
   --------------------------
   Assignment......................................................................................2
   ----------
   Reduced Charges for Eligible Groups.............................................................2
   -----------------------------------
ADDITIONAL PREMIUM INFORMATION.....................................................................3
------------------------------
   Generally.......................................................................................3
   ---------
   Planned Premiums................................................................................3
   -----------------
   Premiums to Prevent Lapse.......................................................................3
   --------------------------
UNDERWRITERS.......................................................................................3
------------
   Underwriting Requirement........................................................................3
   ------------------------
   Sales of the Contracts..........................................................................4
   ----------------------
PERFORMANCE DATA...................................................................................5
----------------
   Yields and Total Returns........................................................................6
   ------------------------
   Money Market Subaccount Yields..................................................................6
   ------------------------------
   Total Returns...................................................................................7
   -------------
OTHER INFORMATION.................................................................................10
-----------------
   Resolving Material Conflicts...................................................................10
   ----------------------------
   Minimum Guaranteed and Current Interest Rates..................................................10
   ---------------------------------------------
   Delay of Payment...............................................................................11
   ----------------
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits............................11
   --------------------------------------------------------------------
   Reports to Contract Owners.....................................................................11
   --------------------------
   Experts........................................................................................11
   -------
   Legal Matters..................................................................................11
   -------------
   Additional Information.........................................................................11
   ----------------------
   Financial Statements...........................................................................12
   --------------------

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states, except New Jersey, New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance, investments and banking.

ADDITIONAL CONTRACT INFORMATION

       SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Indebtedness.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

  the cost of insurance deductions that have been made; and
  the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which Premiums will be collected from the associated individuals;
  association’s capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUMS.

Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premiums paid, as discussed in the Prospectus.

PREMIUMS TO PREVENT LAPSE.

Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITERS

UNDERWRITING REQUIREMENT

Kansas City Life currently places Insureds into one of the 4 risk classes, based on underwriting: Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. Standard Non-tobacco rates are available for Issue Ages 0-80. Standard Tobacco and Preferred Non-tobacco rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

  The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.
  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco. If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.
  We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALES OF THE CONTRACTS

Sunset Financial Services, Inc. (“Sunset Financial”) is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9364. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. (the “NASD”).

We offer the Contracts to the public on a continuous basis through Sunset Financial. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate  Amount of  Commissions  Paid to  Aggregate  Amount  of  Commissions  Retained  by Sunset
                  Sunset Financial*                           Financial After Payments to its Registered  Persons and
                                                              Other Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
----------------- ------------------------------------------- --------------------------------------------------------
2000              $8,443,878.56                                 $ 206,745.52
-----------------
-----------------
2001              $4,808,886.11                                 $  46,860.79
-----------------
2002              $2,764,404.00                                 $  52,448.10
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial’s operating and other expenses.

Because sales representatives of Sunset Financial are also insurance agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services

American Century, Federated Insurance, Franklin Templeton Fund and Seligman has adopted a Distribution Plan in connection with its 12b-1 shares and pays Sunset Financial for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with Sunset Financial. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under an agreement with the Franklin Templeton Fund. Under the Distribution Plan 0.25% is paid to Sunset Financial for its distribution-related services and expenses under this Agreement. The adviser for certain of the funds may, from time to time use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were (-1.48%) and (-1.47%), respectively.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

The Funds have provided all performance information for the Portfolios, including any Portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. None of the Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

The following table shows average annual total return performance information for the Funds for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only underlying Fund fees and expenses. If Common Charges and Non-Common Charges were deducted, performance would have been lower. These rates or return are not estimates, projections or guarantees of future performance.

 ---------------------------------------------------------------------------------------------------------------------
                  Portfolio                 Inception Date For the 1-year    For the       For the     From the date
                                             of Portfolio   period ended  5-year period    10-year     of Portfolio
                                                              12/31/02    ended 12/31/02 period ended    inception
                                                                                           12/31/02
 ---------------------------------------------------------------------------------------------------------------------
 MFS® Variable Insurance TrustSM
 ---------------------------------------------------------------------------------------------------------------------
     MFS Emerging Growth Series              July 25,1995      -34.12%        -3.91%           NA           4.09%
     MFS Research Series                     July 28,1995      -24.98%        -3.35%           NA           3.92%
     MFS Total Return Series                  Jan. 3,1995       -5.65%         4.49%           NA          10.16%
     MFS Utilities Series                     Jan. 3,1995      -23.10%        -1.13%           NA           8.69%
     MFS Strategic Income Series             June 14,1994        7.88%         4.10%           NA           4.21%
     MFS Bond Series                         Oct. 24,1995        8.27%         5.79%           NA           5.99%
 ---------------------------------------------------------------------------------------------------------------------
 American Century® Variable Portfolios
 ---------------------------------------------------------------------------------------------------------------------
     American Century VP Capital             Nov. 20,1987      -21.59%        -0.60%         2.21%            5.91%
     Appreciation
     American Century VP Income and Growth    Nov.1,1997       -19.78%        -0.73%          NA            0.62%
     American Century VP International        May 1,1994       -20.80%        -2.28%          NA            2.84%
     American Century VP Value                May 1,1996       -13.06%         3.38%          NA            7.88%
     American Century VP Ultra                May 1,2001       -23.20%          NA            NA          -18.75%
     American Century VP Inflation
     Protection Fund (Class II)               Dec. 31, 2002       NA            NA            NA             NA
 ---------------------------------------------------------------------------------------------------------------------
 Federated Insurance Series
 ---------------------------------------------------------------------------------------------------------------------
     Federated American Leaders Fund II       Feb.10,1994      -20.63%        -0.87%          NA            8.36%
     Federated High Income Bond Fund II      March 1,1994        0.89%        -0.84%          NA            4.05%
     Federated Prime Money Fund II            Nov.11,1994        0.89%         3.60%           NA           3.92%
     Federated International Small Company    May 1, 2000      -17.90%          NA            NA          -23.67%
     Fund II
 ---------------------------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment Fund
 ---------------------------------------------------------------------------------------------------------------------
     Appreciation Portfolio                  April 5,1993      -17.13%         1.22%           NA           9.63%
     Developing Leaders Portfolio            Aug. 31,1990      -19.53%        -0.04%        12.01%         23.84%
 ---------------------------------------------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc.             Sept. 29,1989      -22.76%        -1.38%         8.38%          8.69%
 ---------------------------------------------------------------------------------------------------------------------
 The  Dreyfus  Socially  Responsible  Growth Oct. 1, 1993      -29.30%        -4.28%          NA            6.53%
 Fund, Inc.
 ---------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
 ---------------------------------------------------------------------------------------------------------------------
     JPMorgan U.S. Large Cap Core Equity     Jan. 3, 1995      -24.64%        -3.28%          NA            7.05%
     Portfolio
     JPMorgan Small Company Portfolio         Jan. 3,1995      -21.05%        -2.49%          NA            6.73%
     JPMorgan Mid-Cap Value Portfolio         Oct. 1,2001        0.18%          NA            NA            8.94%
 ---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                    Portfolio                 Inception Date   For the 1-year   For the 5-year  For the 10-year  From the date
                                               of Portfolio     period ended     period ended    period ended     of Portfolio
                                                                  12/31/02         12/31/02        12/31/02        inception
-------------------------------------------------------------------------------------------------------------------------------
Franklin  Templeton  Variable
Insurance  Products Trust Manager
-------------------------------------------------------------------------------------------------------------------------------
    Templeton Foreign Securities Fund             May 1,1992      -18.99%           -2.50%            7.24%           6.11%
    (Class 2)
    Franklin Small Cap Fund (Class 2)           Nov. 1, 1995      -29.04%           -0.47%            NA              5.80%
    Franklin Real Estate Fund (Class 2)        Jan. 24, 1989        1.56%            1.95%            9.50%           9.07%
    Templeton Developing Markets
    Securities Fund (Class 2)                  March 4, 1996       -0.63%           -5.95%            NA            -10.02%
-------------------------------------------------------------------------------------------------------------------------------
Calamos Advisors Trust
-------------------------------------------------------------------------------------------------------------------------------
    Calamos Growth and Income Portfolio         May 1,1999         -4.59%             NA              NA              4.30%
-------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
-------------------------------------------------------------------------------------------------------------------------------
    AIM V.I. Dent Demographic Trends Fund
    (Series I Shares)                          Dec. 29, 1999       -32.55%            NA              NA            -28.00%
    AIM V.I. New Technology Fund
    (Series I Shares)                          Oct. 18, 1993       -36.57%           0.65%             NA             8.49%
    AIM V.I. Premier Equity Fund
    (Series I Shares)                            May 5, 1993       -30.61%          -2.68%            NA              7.30%
-------------------------------------------------------------------------------------------------------------------------------
Seligman Portfolios, Inc.
-------------------------------------------------------------------------------------------------------------------------------
    Seligman Capital Portfolio (Class 2)       June 21, 1988       -33.48%          0.97%            6.70%           9.23%
    Seligman Communications and Information    Oct. 11, 1994       -36.57%          0.65%             NA             8.49%
    Portfolio (Class 2)
    Seligman Small-Cap Value Portfolio(Class 2)  May 1, 2001       -16.06%            NA              NA             0.81%
-------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don’t currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes don’t have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

DELAY OF PAYMENT

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don’t vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

KPMG
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, and the statement of net assets of the Variable Account as of December 31, 2002 and the related statements of operations for the year ended December 31, 2002 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2002, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

       FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

  consolidated balance sheets as of December 31, 2002 and 2001; and
  related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2002.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

  statement of net assets as of December 31, 2002; and
  related statement of operations for the year ended December 31, 2002, statements of changes in net assets for each of the years in the two-year period ended December 31, 2002, except those individual series operating for portions of such period as disclosed in the financial statements, and financial highlights for each of the years in the two-year period ended December 31, 2002.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.